SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): See Item 8.01

                                  ____________


                               SECURED INCOME L.P.
             (Exact name of registrant as specified in its charter)





           Delaware                      0 -17412                06-1185846
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




    c/o Wilder Richman Resources
            Corporation
         599 West Putnam Avenue
        Greenwich, Connecticut                                     06830
 (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (203) 869-0900

Item 8.01.      Other Events.

      Wilder Richman Resources Corporation ("WRRC"), one of the general partners of Secured Income L.P., has solicited offers from, and is in discussion with, a number of potential purchasers for the Westmont and Fieldpointe apartment complexes, the two properties in which Secured Income, L.P. is indirectly invested. WRRC has received a written offer to purchase the Westmont property for a purchase price of $60,000,000. WRRC is reviewing the offer and has not yet negotiated for a possible higher price. The offer, which is subject to due diligence, was submitted by a public equity Real Estate Investment Trust which is listed on the New York Stock Exchange.

WRRC anticipates receiving additional offers for the properties from these and other potential purchasers.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Secured Income L.P. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 28, 2004            SECURED INCOME L.P.

                                    By: Wilder Richman Resources Corporation
                                        General Partner

                                    By: /s/ Richard Paul Richman
                                       ------------------------------------
                                       Name:  Richard Paul Richman
                                       Title: President




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